Future Minimum Payments Under Non-Cancelable Operating Leases with Initial Terms of One-Year or More (Detail) - Dec. 31, 2017 ¥ in Millions, $ in Millions	USD ($)	CNY (¥)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2018	$ 683	¥ 4,446
2019	262	1,705
2020	142	922
2021	50	324
2022	20	131
Thereafter	19	124
Operating Leases, Future Minimum Payments Due, Total	$ 1,176	¥ 7,652